SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report: March 6, 2012
(Date of Earliest Event Reported: March 5, 2012)

Akorn, Inc.
(Exact Name of Registrant as Specified in its Charter)

Louisiana	001-32360	72-0717400
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1925 W. Field Court, Suite 300 Lake Forest, Illinois 60045
(Address of principal executive offices)

(847) 279-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On March 6, 2012, Akorn, Inc. (“Akorn”) issued a press release announcing financial results for the quarter and year ended December 31, 2011.  A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 5, 2012, Akorn issued a press release announcing that on March 2, 2012, the Company’s Board of Directors approved the appointment of Adrienne L. Graves, Ph.D., to fill a vacant seat on the Board.  A copy of the press release is furnished as Exhibit 99.2 to this report.

From 2002 to 2010, Dr. Graves was President and Chief Executive Officer of Santen Inc., the U.S. subsidiary of Santen Pharmaceutical Co., Ltd. She joined Santen Inc. in 1995 as Vice President of Clinical Affairs to initiate the company's clinical development efforts in the U.S.  Prior to joining Santen Inc., Dr. Graves spent nine years with Alcon Laboratories, Inc. ("Alcon") in various roles. She currently serves on the Boards of TearLab Corporation, Encore Vision, the American Academy of Ophthalmology Foundation, the Pan-American Ophthalmology Foundation, the American Association for Cataract and Refractive Surgery, the Glaucoma Research Foundation, KeepYourSight Foundation, the Corporation Committee for the Brown University Medical School, and the Advisory Board for Amach Capital Partners. Dr. Graves also co-founded Ophthalmic Women Leaders and Glaucoma 360. She received her B.A. in Psychology with honors from Brown University, her PhD in Psychobiology from the University of Michigan and completed a postdoctoral fellowship in visual neuroscience at the University of Paris.

The information in Exhibit 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits.

(d)   Exhibits.

99.1	Press release issued by Akorn, Inc. dated March 6, 2012, announcing financial results for the quarter and year ended December 31, 2011.

99.2	Press release issued by Akorn, Inc. dated March 5, 2012, announcing the appointment of Adrienne L. Graves to the Company’s Board of Directors, effective March 2, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Akorn, Inc.

		By:	/s/ Timothy A. Dick
Timothy A. Dick
Chief Financial Officer

Date:	March 6, 2012